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                                                                    Exhibit 23.1



                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated March 10, 2002 included in this Form 10-K, into Carriage Services, Inc.'s previously filed Registration Statement File Nos. 333-85961 and 333-71902.


ARTHUR ANDERSEN LLP

Houston, Texas
March 28, 2002